FOR IMMEDIATE RELEASE

ANDINA ACQUISITION CORPORATION ANNOUNCES SEPTEMBER 30, 2013 LAST TWELVE MONTH ADJUSTED EBITDA FOR TECNOGLASS AND UPDATES FULL YEAR 2013 PROJECTIONS

Last Twelve Month Adjusted EBITDA as of September 30, 2013 of $33.1 Million

Full Year 2013 Adjusted EBITDA Estimate Rises to $35.0 Million from $28.7 Million

New York, NY and Barranquilla, Colombia – December 2, 2013 – Andina Acquisition Corporation (NASDAQ: ANDA; ANDAW) (“Andina”) and privately-held Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows (collectively, “Tecnoglass”), today jointly announced Tecnoglass’ Last Twelve Month Adjusted EBITDA (“LTM Adjusted EBITDA”) as of September 30, 2013, and updated Full Year 2013 (“FY 2013”) revenues and Adjusted EBITDA projections for Tecnoglass.

Tecnoglass’ LTM Adjusted EBITDA as of September 30, 2013 was $33.1 million.

For FY 2013, Tecnoglass is projecting revenues of $219 million and Adjusted EBITDA of $35.0 million, up from the $199.8 million and $28.7 million, respectively, included in the original projections that were taken into consideration by Andina in its analysis of the acquisition. Since these original projections, Tecnoglass has revised its projections to reflect better than forecasted growth in key markets, particularly the United States, and the updated FY 2013 projections have been included in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2013.

The United States is Colombia's largest trading partner, and the two countries entered into the U.S.-Colombia Trade Promotion Agreement, a free trade agreement, in May 2012. The U.S.-Colombia Trade Promotion Agreement aims to improve the investment environment, eliminate tariffs and other barriers to U.S. exports, expand trade, and promote economic growth in both countries.

As announced on August 19, 2013, Andina and Tecnoglass have entered into a Merger Agreement that will allow Tecnoglass to go public, with the current owners of Tecnoglass retaining majority ownership and control. Additional information regarding this transaction and the Merger Agreement is available in Andina’s filings with the Securities and Exchange Commission. These documents may be obtained, free of charge, at www.sec.gov.

About Tecnoglass

Tecnoglass is a leading manufacturer of hi-spec, architectural glass and windows for the global residential and commercial construction industries. Headquartered in Barranquilla, Colombia, Tecnoglass operates out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex that provides easy access to the Americas, the Caribbean, and the Pacific. Tecnoglass sells to more than 300 customers in North, Central and South America, and exports approximately 43% of its production to foreign countries, with the United States accounting for approximately 30% of Company revenues in 2012. Tecnoglass’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston).

About Andina Acquisition Corporation

Andina Acquisition Corporation was incorporated in the Cayman Islands on September 21, 2011 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Andina’s initial public offering was declared effective March 16, 2012 and was consummated on March 22, 2012. Andina received net proceeds of $38.3 million through the sale of 4.0 million units, each consisting of one ordinary share and one warrant and certain private placements that were consummated simultaneously with the initial public offering. As of August 31, 2013, Andina held approximately $42.74 million in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination.

Andina and its directors and executive officers, as well as EarlyBirdCapital, Inc. (“EBC”) and Morgan Joseph TriArtisan LLP (“MJTA”), who are acting as investment bankers for Andina, may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of Andina shareholders to be held to approve the business combination. Shareholders are advised to read Andina’s preliminary proxy statement and, when available, definitive proxy statement in connection with the solicitation of proxies for the extraordinary general meeting because these statements will contain important information. Such persons can also read Andina’s final prospectus, dated March 16, 2012, and Andina’s annual report on Form 10-K for the fiscal year ended February 28, 2013 for a description of the security holdings of the Andina officers and directors and of EBC and MJTA and their respective interests in the successful consummation of the business combination. The definitive proxy statement will be mailed to shareholders as of November 22, 2013. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to The Equity Group Inc., 800 Third Avenue, 36th Floor, New York, NY 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

The Preliminary Proxy, Definitive Proxy (when filed) and other documents filed by Andina may be obtained, without charge, at the Securities and Exchange Commission's website (http://www.sec.gov).

Additional information regarding Andina Acquisition Corporation may be found at www.andinaacquisition.com. Additional information regarding Tecnoglass may be found at http://www.tecnoglass.com. The information in Andina’s website and Tecnoglass’ website is not, and shall not be deemed to be, a part of this notice or incorporated in filings Andina makes with the Securities and Exchange Commission.

The transaction is expected to close in the fourth quarter of 2013 and is subject to the approval of Andina’s public shareholders, a minimum of $33.5 million remaining in trust after shareholder redemptions and payment of transaction expenses and other customary closing conditions.

EBC and MJTA are acting as financial advisors to Andina. Graubard Miller and Maples and Calder are acting as legal advisors to Andina, and McDermott Will & Emery LLP, Arnstein & Lehr LLP and Gómez-Pinzón Zuleta Abogados S.A. are acting as legal advisors to Tecnoglass.

Financial Presentation

Certain of the financial information contained herein is unaudited and does not conform to SEC Regulation S-X. Furthermore, it includes EBITDA (earnings before interest, taxes depreciation and amortization) which is a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Accordingly, such information may be materially different when presented in Andina’s filings with the Securities and Exchange Commission. Andina and Tecnoglass believe that the presentation of this non-GAAP financial measure provides information that is useful to investors as it indicates more clearly the ability of Tecnoglass to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Andina’s and Tecnoglass’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass’ business. These risks, uncertainties and contingencies include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the “Merger Agreement”), (2) the outcome of any legal proceedings against Andina, Tecnoglass, ES; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Andina or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in Andina’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Tecnoglass’ financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Tecnoglass’ financial results in any particular period may not be indicative of future results. Neither Andina nor Tecnoglass is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

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Contacts:

The Equity Group Inc.

Devin Sullivan, Senior Vice President

212-836-9608

dsullivan@equityny.com

Thomas Mei, Associate

212-836-9614

tmei@equityny.com